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                             SECOND AMENDMENT TO
                         LINE OF CREDIT AGREEMENT AND
                 AMENDMENT AND AFFIRMATION OF LOAN DOCUMENTS

                                   between

                        AGREE LIMITED PARTNERSHIP And
                           AGREE REALTY CORPORATION

                                     and

                            MICHIGAN NATIONAL BANK
                  INDIVIDUALLY AND AS AGENT FOR THE LENDERS

                                     and

                                   NBD BANK
                                     and
                            LASALLE NATIONAL BANK
                                  AS LENDERS



                        Dated as of November 17, 1997

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                             SECOND AMENDMENT TO
                           LINE OF CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO LINE OF CREDIT AGREEMENT ("Second Amendment"), dated as of November 17, 1997, is made among AGREE LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), AGREE REALTY CORPORATION, a Maryland corporation (the "Company"), and MICHIGAN NATIONAL BANK, a national banking association ("MNB"), individually and as Agent for the Lenders ("Agent"), and NBD BANK, a Michigan banking corporation ("NBD"), and LASALLE NATIONAL BANK, a national banking association ("LaSalle"), as Lenders (such term and other capitalized terms used but not defined in this Second Amendment are defined in Section 1 of the Agreement (as defined below)).

                                   RECITALS

        Borrower, the Company and Lenders entered into a Line of Credit Agreement dated as of November 14, 1995, as amended by First Amendment thereto dated as of August 7, 1997 ("Original Agreement") whereby Lenders made available to Borrower a line of credit loan facility in the maximum amount of $50,000,000.

        Borrower and Lenders now wish to amend certain terms and provisions of the Original Agreement.
                                  AGREEMENT

        In consideration of the terms and conditions contained herein, and of any loans, advances, or extensions of credit previously, now or hereafter made to Borrower by the Lenders, the parties hereto hereby agree as follows:

A.      AMENDMENT OF ORIGINAL AGREEMENT.

        1. Amendment to Section 2.6. The last sentence of Section 2.6(a) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

        "Notwithstanding the foregoing, at any time that Kmart's debt rating by both Moody's and S&P is greater than "A-", each Base Rate Margin and each LIBOR Margin set forth in the chart above shall be decreased by .125%. Any further decrease in the Base Rate Margin or LIBOR Margin shall be at the sole discretion of the Required Lenders."


C.      REPRESENTATIONS AND WARRANTIES.

        Borrower and Guarantor represent, warrant, covenant and agree that as of the date hereof:

        1. Authority. Each of Borrower and the Company has full power, authority and legal right to enter into this Second Amendment, and the execution, delivery and performance by Borrower and the Company of this Second Amendment:

                      (a) has been duly authorized by all necessary partnership or corporate action, as applicable, of Borrower and the Company;

                      (b) do not and will not, by lapse of time, the giving of notice or otherwise, contravene the terms of Borrower's or the Company's respective partnership agreement or certificate, articles of incorporation or bylaws or of any indenture, agreement or undertaking to which Borrower or the Company is a party or by which Borrower or Guarantor is or any of their respective property are bound;



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                      (c) do not and will not require any governmental
        consent, registration or approval;

                      (d) do not and will not, by lapse of time, the giving of notice or otherwise, contravene any material contractual or governmental restriction to which Borrower or the Company, or any of their respective property may be subject; and

                      (e) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of Borrower or the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Borrower or the Company is a party or by which Borrower or the Company or any of their respective property may be bound or affected.

        2. Binding Effect. This Second Amendment is the legal, valid and binding obligation of Borrower and Guarantor and is enforceable against Borrower and Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles (whether or not any action to enforce such document is brought at law or in equity).

        3. Agreement Representations and Warranties. The warranties and representations of Borrower and Guarantor, as applicable, contained in the Agreement and the other Loan Documents are true, correct and complete on and as of the date hereof.

        4. Default. No Event of Default or Default has occurred and is continuing.

C.      MISCELLANEOUS.

        1. Section Titles. The section titles contained in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

        2. Parties. Whenever in this Second Amendment reference is made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the successors and assigns of the Borrower, the Company, Agent and Lenders.

        3. References. Any reference to the Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Second Amendment shall be deemed to include this Second Amendment unless the context shall otherwise require.

        4. Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Second Amendment are not intended to and do not serve to effect a novation as to the Agreement. The parties hereto expressly do not intend to extinguish the Agreement; instead, it is the express intention of the parties hereto to reaffirm Borrower's Obligations created under the Agreement, as amended by this Second Amendment.

        5. Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so

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executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

        6. Release of Claims; Limitation of Liability. In consideration of the Lenders entering into this Second Amendment, Borrower and the Company do each hereby release and discharge Agent and each Lender of and from any and all claims, harm, injury, and damage of any and every kind, known or unknown, legal or equitable, which Borrower or the Company have against the Agent and each Lender through the date hereof. Borrower and the Company confirm to Agent and the Lenders that they have reviewed the effect of this release with competent legal counsel of their choice, or have been afforded the opportunity to do so, prior to execution of this Second Amendment and each acknowledge and agree that Agent and each Lender is relying upon this release in entering into this Second Amendment. No claim may be made by Borrower, the Company, or any other Person against Agent or any Lender or the Affiliates, directors, officers, employees, attorneys or agent of any of such Persons for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by the Agreement or any other Transactions, or any act, omission or event occurring in connection therewith; and Borrower and the Company hereby waive, release and agree not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

        7. Entire Agreement. This Second Amendment represents the entire agreement between the parties hereto relating hereto and may not be altered or modified in any respect, except upon the execution by the parties hereto of a written document or instrument so providing.

        IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the day and year first above written.

                          AGREE LIMITED PARTNERSHIP,
                          a Delaware limited partnership

                          By:    AGREE REALTY CORPORATION, its
                                 sole general partner, a Maryland
                                 corporation

                                 By: /s/ Richard Agree
                                     -----------------------
                                        Name:  Richard Agree
                                        Title:  President

                                 AGREE REALTY CORPORATION,
                                 a Maryland corporation

                                 By: /s/ Richard Agree
                                     ---------------------
                                 Name: Richard Agree
                                 Title:  President


                     [SIGNATURES CONTINUED ON NEXT PAGE]

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                                 MICHIGAN NATIONAL BANK,
                                 a national banking association, as Agent and as Lender

                          By:    /s/ Sheila E. Maples
                                 -----------------------
                                 Name:  Sheila E. Maples
                                 Title:  Vice President

                                 NBD BANK, N.A.,
                                 a Michigan banking corporation, as Lender

                          By:
                                 ---------------------------
                                 Name:  Garry D. Boyer
                                 Title: First Vice President

                                 LASALLE NATIONAL BANK,
                                 a national banking association, as Lender

                          By:    ------------------------------
                                 Name:  Thomas Jeffrey
                                 Title:  Vice President

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                                 MICHIGAN NATIONAL BANK,
                                 a national banking association, as Agent and as Lender

                          By:
                                 -----------------------
                                 Name:  Sheila E. Maples
                                 Title:  Vice President

                                 NBD BANK, N.A.,
                                 a Michigan banking corporation, as Lender

                          By:       /s/ Kirk W. Anderson
                                 -------------------------
                                 Name:  Kirk W. Anderson
                                 Title: First Vice President

                                 LASALLE NATIONAL BANK,
                                 a national banking association, as Lender

                          By:
                                 -------------------------
                                 Name:  Thomas Jeffrey
                                 Title:  Vice President

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                                 MICHIGAN NATIONAL BANK,
                                 a national banking association, as Agent and as Lender

                          By:
                                 -----------------------
                                 Name:  Sheila E. Maples
                                 Title:  Vice President

                                 NBD BANK, N.A.,
                                 a Michigan banking corporation, as Lender

                          By:
                                 -------------------------
                                 Name:  Garry D. Boyer
                                 Title: First Vice President

                                 LASALLE NATIONAL BANK,
                                 a national banking association, as Lender

                          By:     /s/ Thomas Jeffrey
                                 -------------------------
                                 Name:  Thomas Jeffrey
                                 Title:  Vice President

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